UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: September 27, 2010

ImmunoCellular Therapeutics, Ltd.

(Exact name of registrant as specified in its charter)

Delaware	33-17264-NY	93-1301885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank, 3rd Floor Woodland Hills, California		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 992-2907

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2010, the Board of Directors of ImmunoCellular Therapeutics, Ltd. (the “Company”) adopted an amendment to the Bylaws that provides that the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company arising pursuant to any provision of the DGCL or the Company’s Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine.

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

At the Annual meeting of Stockholders of the Company held on September 27, 2010, the stockholders voted on (i) the election of seven director nominees (Proposal I), (ii) the approval of an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,400,000 to 6,000,000 and to increase the number of shares a Plan participant is eligible to receive in option or other awards in any twelve month period from 600,000 to 725,000 (Proposal II), and (iii) the ratification of the appointment of Stonefield Josephson, Inc. as the independent registered public accounting firm for the year ending December 31, 2010 (Proposal III). The results of the votes are set forth below:

Proposal I — The stockholders voted in favor of the election of each of the seven nominated individuals to serve as Directors until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominee	For	Withheld	Abstain	Broker Non Votes
Jacqueline Brandwynne	7,706,785	1,324,414	0	4,752,753
Richard A. Cowell	8,202,308	828,891	0	4,752,753
Navdeep Jaikaria, Ph.D.	8,202,308	828,891	0	4,752,753
Robert L. Martuza, M.D.	8,099,808	931,391	0	4,752,753
Manish Singh, Ph.D.	8,202,308	828,891	0	4,752,753
Rahul Singhvi, Sc.D.	8,202,308	828,891	0	4,752,753
John Yu, M.D.	8,099,808	931,391	0	4,752,753

Proposal II — The stockholders approved an amendment to the Company’s 2006 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance under the plan from 3,400,000 to 6,000,000 and to increase the number of shares a Plan participant is eligible to receive in option or other awards in any twelve month period from 600,000 to 725,000.

For	Against	Abstain	Broker Non Votes
5,959,895	2,271,519	799,785	4,752,753

Proposal III — The stockholders voted in favor of the ratification of the appointment of Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2010.

For	Against	Abstain	Broker Non Votes
12,927,285	54,315	802,352	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2010	By:	/S/ MANISH SINGH
	Name:	Manish Singh, Ph.D.
	Title:	President and Chief Executive Officer